Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files Nos. 333-33607

Supplement dated October 19, 2006 to the Prospectus

Nuveen Investment Trust II,

Nuveen Tradewinds International Value Fund and Nuveen Rittenhouse Growth Fund

Effective October 19, 2006, the prospectus for Nuveen Investment Trust II dated November 28, 2005 that includes Nuveen Tradewinds International Value Fund and Nuveen Rittenhouse Growth Fund is hereby amended to eliminate the portion of the prospectus relating to the Nuveen Rittenhouse Growth Fund. A current prospectus for the Nuveen Rittenhouse Growth Fund is available free of charge by calling 800-257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE